Supplement to Statement of Additional Information	August 27, 2007

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF PUTNAM MONEY MARKET FUND, PUTNAM PRIME MONEY MARKET FUND AND PUTNAM TAX EXEMPT MONEY MARKET FUND.

The information in the “Public Disclosures” subsection under “Disclosure of Portfolio Information” is supplemented to indicate that beginning with the quarter ending September 30, 2007, Putnam Money Market Fund, Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund will make full quarterly portfolio holdings available on the Putnam Investments website, www.putnam.com, beginning on the last business day of the month following the end of each calendar quarter. In addition, full portfolio holdings as of August 20, 2007 for Putnam Money Market Fund and Putnam Prime Money Market Fund are available on the Putnam Investments website until they are superseded by holdings as of September 30, 2007.

PUTNAM INVESTMENTS